SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2007

TRUE NORTH ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51519	98-043482
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2 Allen Center, 1200 Smith Street
16th Floor, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 353-3948

(Registrant’s telephone number, including area code)

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The A. Major Heirs No. 1 test well located in Pointe Coupee Parish, Louisiana (the “Test Well”) targeting Tuscaloosa Sands reached its objective zones at a measured depth of approximately 18,900 feet. The well was logged and evaluated on or about May 8, 2007. The Test Well was deemed to be non-productive and is being plugged and abandoned. The Test Well was drilled pursuant to a January 1, 2007 Development Agreement between us and BP America Production Company as modified by a March 28, 2007 letter agreement under which it was determined to sidetrack the Test Well. We had an 8.75% working interest in the Test Well.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH ENERGY CORPORATION

Dated: May 11, 2007	By:	/s/ John I. Folnovic
Name: John I. Folnovic
Title: President and Chief Executive Officer

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